Revenue	12 Months Ended
Dec. 31, 2023
Revenue from Contract with Customer [Abstract]
Revenue	Revenue
The Company’s primary source of revenue is chartering its vessels to customers. The Company utilizes two primary forms of contracts, consisting of time-charter contracts and voyage charter contracts. The Company also generates revenue from the management and operation of vessels owned by equity-accounted joint ventures as well as providing corporate management services to such entities.
Time Charters
Pursuant to a time-charter contract, the Company charters a vessel to a customer for a fixed period of time, generally one year or more. The performance obligations of a time-charter contract, which include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of such contract, as measured using the time that has elapsed from commencement of performance. In addition, any expenses unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the customer, as long as the vessel is not off-hire. Hire is based on a fixed daily hire amount and is typically invoiced monthly in advance for time-charter contracts. However, certain sources of variability exist, including penalties, such as those that relate to periods the vessels are off-hire and where minimum speed and performance metrics are not met. In addition, certain time-charter contracts contain provisions allowing the Company to be compensated for increases in the Company's costs during the term of the charter. Such provisions may be in the form of annual hire rate adjustments for changes in inflation indices or interest rates or in the form of cost reimbursements for vessel operating expenditures or dry-docking expenditures. Finally, in a small number of charters, the Company may earn a profit share consideration, which occurs when actual spot rates earned by the vessel exceed certain thresholds for a period of time. The Company does not engage in any specific tactics to minimize residual value risk.
As at December 31, 2023, a substantial majority of the Company’s consolidated vessels operated under time-charter contracts with the Company’s customers. Such contracts are scheduled to expire between 2024 and 2046. Certain of these contracts result in situations whereby the customer will pay consideration up front for performance to be provided at a later date. The time-charter contracts for many of the Company's LNG carriers have options that permit the charterer to extend the contract for periods up to a total extension between one and 15 years. In addition, each of the Company's time-charter contracts are subject to certain termination and purchase provisions. As at December 31, 2023, the Company had $43.6 million of advanced payments recognized as contract liabilities (December 31, 2022 – $41.0 million) which are expected to be recognized as voyage revenues and are included in unearned revenue and other long-term liabilities on the Company's consolidated balance sheets. The Company recognized $41.0 million and $22.2 million of revenue for the years ended December 31, 2023 and 2022, respectively, that was recognized as a contract liability at the beginning of those years.
Voyage Charters
Voyage charters are charters for a specific voyage that are usually priced on a current or “spot” market rate. The performance obligations of a voyage charter contract, which typically include the lease of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of the voyage, as measured using the time that has elapsed from commencement of performance. In addition, any expenses that are unique to a particular voyage, including any fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions, are the responsibility of the vessel owner. The Company’s voyage charters will normally contain a lease; however, judgment is necessary to determine this based upon the decision-making rights of the charterer under the contract. Consideration for such contracts is generally fixed, although certain sources of variability exist - for example, delays caused by the charterer result in additional consideration. Payment for the voyage is not due until the voyage is completed. The duration of a single voyage is typically less than three months. The Company does not engage in any specific tactics to minimize residual value risk due to the short-term nature of the contracts.
Management Fees and Other Income
The Company also generates revenue from the management and operation of vessels and the Bahrain LNG import terminal owned by the Company's equity-accounted joint ventures, as well as providing corporate management services to certain of these entities. Such services may include the arrangement of third-party goods and services for the vessel’s owner. The performance obligations within these contracts typically consist of crewing, technical management, insurance and, at times, commercial management. The performance obligations are satisfied concurrently and consecutively rendered over the duration of the management contract, as measured using the time that has elapsed from commencement of performance. Consideration for such contracts generally consists of a fixed monthly management fee, plus the reimbursement without markup of crewing costs for the vessels being managed. The monthly management fee and reimbursement of crewing costs are typically invoiced and paid on a monthly basis.
Revenue Table
The following tables contain the Company's revenue for the years ended December 31, 2023, 2022 and 2021, by contract type and by segment.

	Year Ended December 31, 2023			Year Ended December 31, 2022			Year Ended December 31, 2021
	LNG Segment $	NGL Segment $	Total $	LNG Segment $	NGL Segment $	Total $	LNG Segment $	NGL Segment $	Total $
Time charters	474,180	140,307	614,487	489,848	10,185	500,033	540,379	11,356	551,735
Voyage charters	—	22,970	22,970	—	38,862	38,862	—	35,979	35,979
Management fees and other income	89,334	—	89,334	85,585	—	85,585	10,117	—	10,117
	563,514	163,277	726,791	575,433	49,047	624,480	550,496	47,335	597,831

The following table contains the Company’s total revenue for the years ended December 31, 2023, 2022 and 2021, by contracts or components of contracts accounted for as leases and those not accounted for as leases:

	Year Ended December 31, 2023 $	Year Ended December 31, 2022 $	Year Ended December 31, 2021 $
Lease revenue
Lease revenue from lease payments of operating leases	536,072	467,323	508,932
Interest income on lease receivables	61,752	43,979	49,142
Variable lease payments – cost reimbursements(i)	5,365	5,198	5,755
	603,189	516,500	563,829
Non-lease revenue
Non-lease revenue – related to direct financing and sales-type leases	34,268	22,395	23,885
Management fees and other income	89,334	85,585	10,117
	123,602	107,980	34,002
Total	726,791	624,480	597,831
(i)Reimbursements for vessel operating expenditures and dry-docking expenditures received from the Company's customers relating to such costs incurred by the Company to operate the vessel for the customer pursuant to charter contracts accounted for as operating leases.

Net Investments in Direct Financing and Sales-Type Leases
The two LNG carriers owned by Seapeak BLT Corporation (formerly, Teekay BLT Corporation) (or the Tangguh Joint Venture), in which the Company has a 70% ownership interest and which the Company consolidates, commenced their time-charter contracts with their charterers in 2009. Both time-charter contracts are accounted for as direct financing leases with 20-year terms. In addition, the 21-year charter contract for the Seapeak Bahrain FSU commenced in September 2018 and is accounted for as a direct finance lease. In February 2023, the Seapeak Creole commenced a 23-year time-charter contract. The time charter contract is being accounted for as a sales-type lease. As a result, upon commencement of the time-charter contract the carrying value of the vessel was derecognized and a net investment in sales-type lease was recognized based on its estimated fair value from third party appraisals, resulting in a gain of $43.8 million being recognized during the year ended December 31, 2023. The gain was included in gain (write-down) and gain (loss) on sales of vessels in the Company's consolidated statement of income for the year ended December 31, 2023.
The following table lists the components of the net investments in direct financing and sales-type leases:

	December 31, 2023 $	December 31, 2022 $
Total lease payments to be received	1,024,763	638,959
Estimated unguaranteed residual value of leased properties	335,841	284,277
Initial direct costs	167	200
Less unearned revenue	(661,360)	(410,549)
Total net investments in direct financing and sales-type leases	699,411	512,887
Less credit loss provision	(9,700)	(26,200)
Total net investments in direct financing and sales-type leases, net	689,711	486,687
Less current portion	(20,572)	(16,335)
Net investments in direct financing and sales-type leases, net	669,139	470,352

As at December 31, 2023, estimated lease payments to be received by the Company related to its direct financing and sales-type leases in each of the next five succeeding fiscal years are approximately $83.7 million (2024), $83.6 million (2025), $82.3 million (2026), $83.6 million (2027), $78.9 million (2028) and an aggregate of $612.7 million thereafter. Two leases are expected to end in 2028, one lease is scheduled to end in 2039 and the remaining lease is scheduled to end in 2046.
Operating Leases
As at December 31, 2023, scheduled future rentals to be received by the Company in each of the next five years for the lease and non-lease elements related to charters that were accounted for as operating leases are approximately $496.6 million (2024), $375.6 million (2025), $300.4 million (2026), $167.1 million (2027), and $149.5 million (2028). Scheduled future rentals on operating lease contracts do not include rentals from vessels in the Company's equity-accounted joint ventures, rentals from unexercised option periods of contracts that existed on December 31, 2023, variable or contingent rentals, or rentals from contracts which were entered into or commenced after December 31, 2023. Therefore, the scheduled future rentals on operating leases should not be construed to reflect total charter hire revenues for any of these five years.
The carrying amount of the Company's vessels which are employed on these charter contracts as at December 31, 2023, was $3.0 billion (December 31, 2022 – $3.3 billion). The cost and accumulated depreciation of these vessels employed on these charter contracts as at December 31, 2023 were $4.0 billion (December 31, 2022 – $4.2 billion) and $1.0 billion (December 31, 2022 – $939.3 million), respectively.